SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                           Current Report Pursuant to
                             Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




        Date of Report (Date of Earliest Event Reported): August 23, 2000
                                                         ------------------




                            COACHMEN INDUSTRIES, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




                                     Indiana
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)





                1-7160                                   35-1101097
-------------------------------------    ---------------------------------------
       (Commission File Number)          (I.R.S. Employer Identification Number)



2831 Dexter Drive, Elkhart, Indiana                      46514
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)               (Zip Code)



                                 (219) 262-0123
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 5.  OTHER EVENTS.

         On August 23, 2000 the Company filed a press release announcing the signing of a contract to acquire Miller Building Systems, Inc. A copy of the press release is attached as Exhibit 99.1.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      EXHIBITS

         Exhibit
         Number         Description
         ------         -----------

         99.1 August 23, 2000 Press Release announcing the signing of a contract to acquire Miller Building Systems, Inc.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              COACHMEN INDUSTRIES, INC.



                                              By:  /s/ Richard M. Lavers
                                                 -------------------------------
                                                  Richard M. Lavers
                                                  General Counsel & Secretary



Dated: August 23, 2000